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                          VAN KAMPEN AMERICAN CAPITAL
                           GOVERNMENT SECURITIES FUND
           SUPPLEMENT DATED JANUARY 2, 1997, TO THE PROSPECTUS DATED
    APRIL 29, 1996, AS PREVIOUSLY SUPPLEMENTED ON JUNE 1, 1996, JULY 1, 1996
                             AND NOVEMBER 1, 1996.

    References in the Prospectus that Class C shares automatically convert to Class A shares are hereby deleted and the following sentence is added to the section of the Prospectus captioned "ALTERNATIVE SALES ARRANGEMENTS -- CONVERSION FEATURE."

    Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.

    The section of the Prospectus captioned "PURCHASE OF SHARES" hereby is supplemented by adding the following:

    The Distributor is sponsoring a sales incentive program for A.G. Edwards & Sons, Inc. ("A.G. Edwards"). The Distributor will reallow its portion of the Fund's sales concession to A.G. Edwards on sales of Class A Shares of the Fund relating to the "rollover" of any savings into an Individual Retirement Account ("IRA"), the transfer of assets into an IRA and contributions to an IRA, commencing on January 1, 1997 and terminating on April 15, 1997.

    Paragraph (5) of the section of the Prospectus captioned "PURCHASE OF SHARES -- NAV PURCHASE OPTIONS" is hereby amended and restated with the following:

    (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs.

    Paragraphs (8) and (9) of the section of the Prospectus captioned "PURCHASE OF SHARES -- NAV PURCHASE OPTIONS" are hereby amended and restated with the following:

    (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans
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        initially establishing accounts with the Distributor in the
        Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.